UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2015

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

October 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 9, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2014. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is to earn high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in U.S. dollar-denominated fixed-income securities issued by non-U.S. companies.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Credit Bond Index, for the six- and 12-month periods ended October 31, 2014.

The Fund outperformed its benchmark for both periods. Corporate security selection, particularly within the Fund’s bank holdings (where the Fund was overweight subordinated debt) was the primary contributor to returns during both periods. Security selection within the basics and insurance sectors also contributed for both periods. Energy and telecommunications security selection added to performance for the 12-month period; conversely, an underweight to the non-corporate part of the benchmark detracted for the six-month period, while exposure to U.S. Treasuries was a modest detractor for the 12-month period. An underweight in longer-maturity holdings detracted during the 12-month period, as the yield curve flattened.

The Fund utilized derivatives in the form of interest rate swaps to manage overall duration and yield curve positioning during both periods. Credit default swaps were utilized for investment purposes during both periods, which had an immaterial impact on performance.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

Market Review and Investment Strategy

Markets remained heavily focused on the direction of interest rates, central bank monetary policy and global growth during the six-month period. Earlier in the year, volatility increased as the U.S. Federal Reserve (the “Fed”) began to taper its asset purchase program and investors worried about the impact of higher interest rates. However, fixed-income markets stabilized in the first quarter of 2014 and bond fund flows turned positive once again, as U.S. economic data cooled, blamed mostly on winter weather. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on yields.

Contrary to expectations, interest rates continued to decline toward the end of the reporting period as investors became increasingly wary regarding global growth, particularly in Europe and China. Worries about Europe increased as core inflation moved closer to zero and the European Central Bank (“ECB”) cut key interest rates, announcing plans to repurchase asset-backed securities and covered bonds to further stimulate the struggling economy. Low yields in the euro area and further easing by the ECB helped anchor U.S. Treasury yields.

The U.S. Federal Open Market Committee (“FOMC”) also announced no changes to the stance of U.S. monetary policy after its mid-September meeting, allaying concerns for higher interest rates. The FOMC reaffirmed its views that U.S. interest rates will remain low until unemployment and inflation are more closely aligned with Fed targets. However, the Fed did end its monthly bond purchase program at the end of October, and dropped a characterization of U.S. labor market slack as “significant” in a show of confidence in the economy’s prospects. The Fed largely dismissed financial market volatility, dimming growth in Europe and a weak inflation outlook as unlikely to undercut progress toward its unemployment and inflation goals. Despite the intra-period volatility, the ten-year U.S. Treasury yield declined only 0.22% during the 12-month period to end at a yield of 2.34%. The U.S. Treasury curve flattened, as intermediate yields rose and longer-term yields declined.

Against this backdrop, fixed-income sectors benefited from the low-yield environment with major U.S. fixed-income sectors posting positive returns. Credit-sensitive securities generally outperformed Treasuries with corporate sectors, both investment-grade and high-yield, posting the strongest returns. Corporate fundamentals, as well as earnings, remained favorable amid ample global liquidity and tighter spreads.

Corporate valuations, in the view of the Corporate Income Shares Investment Team (the “Team”), are generally fair, and fundamentals remain solid. But at this stage in the credit cycle, with mergers and acquisitions on the rise, careful security selection and diversification remain important

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

safeguards against idiosyncratic risk. Unlike industrials, financial firms continue to deleverage and, in the Team’s view, remain an attractive opportunity. The Fund remains overweight financials (banks, insurance and real estate investment trusts). The Team still sees better value in subordinated issues over senior debt. The Fund’s industry allocation remains overweight in the energy, communications and basic industries sectors, with an underweight to consumer non-cyclicals, electric, technology and capital goods.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Credit Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Credit Bond Index represents the performance of the U.S. credit securities within the U.S. fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Corporate Income Shares*	3.01%	7.62%

Barclays U.S. Credit Bond Index	2.55%	6.24%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2014 by 0.01% and 0.01%, respectively.

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
NAV Returns

1 Year	7.62%
5 Years	7.30%
Since Inception*	6.77%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns

1 Year	8.35%
5 Years	7.34%
Since Inception*	6.71%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,030.10	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $43.5

*	All data are as of October 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details)

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 90.9%
Industrial – 47.3%
Basic – 5.1%
Alpek SAB de CV 4.50%, 11/20/22(a)	$200	$203,500
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24(a)	200	198,896
CF Industries, Inc. 7.125%, 5/01/20	50	60,118
Dow Chemical Co. (The) 8.55%, 5/15/19	185	233,006
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20	284	310,128
Freeport-McMoRan, Inc. 2.375%, 3/15/18	69	69,369
Georgia-Pacific LLC 7.25%, 6/01/28	240	317,197
Glencore Funding LLC 3.125%, 4/29/19(a)	70	70,665
International Paper Co. 4.75%, 2/15/22	175	189,771
7.50%, 8/15/21	80	100,086
LyondellBasell Industries NV 5.00%, 4/15/19	200	220,475
Mosaic Co. (The) 4.25%, 11/15/23	120	125,872
Teck Resources Ltd. 4.50%, 1/15/21	100	104,614
Vale SA 5.625%, 9/11/42	15	14,823

		2,218,520

Capital Goods – 1.9%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)	76	76,499
Boeing Co. (The) 5.875%, 2/15/40	140	178,601
Embraer SA 5.15%, 6/15/22	200	212,750
Owens Corning 9.00%, 6/15/19	210	255,790
Yamana Gold, Inc. 4.95%, 7/15/24(a)	102	99,765

		823,405

Communications - Media – 5.0%
21st Century Fox America, Inc. 7.43%, 10/01/26	55	70,020
8.875%, 4/26/23	125	167,581

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CBS Corp. 4.90%, 8/15/44	$80	$79,865
5.75%, 4/15/20	169	193,366
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	157,695
COX Communications, Inc. 5.875%, 12/01/16(a)	135	147,309
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22	90	91,678
4.45%, 4/01/24	100	104,333
5.20%, 3/15/20	53	59,266
Discovery Communications LLC 4.875%, 4/01/43	84	84,442
Moody’s Corp. 2.75%, 7/15/19	79	80,224
Omnicom Group, Inc. 6.25%, 7/15/19	165	193,048
TCI Communications, Inc. 7.875%, 2/15/26	150	207,474
Time Warner Cable, Inc. 4.50%, 9/15/42	65	64,078
5.50%, 9/01/41	25	28,234
5.875%, 11/15/40	30	35,309
6.55%, 5/01/37	39	49,074
Time Warner, Inc. 4.70%, 1/15/21	60	65,689
6.25%, 3/29/41	85	102,312
Viacom, Inc. 4.25%, 9/01/23	120	123,741
5.25%, 4/01/44	50	52,525

		2,157,263

Communications - Telecommunications – 6.8%
American Tower Corp. 3.40%, 2/15/19	40	40,914
4.50%, 1/15/18	40	42,696
7.25%, 5/15/19	150	179,396
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	154,856
AT&T, Inc. 3.00%, 2/15/22	420	415,247
3.875%, 8/15/21	230	241,161
BellSouth Corp. 6.55%, 6/15/34	145	179,463
British Telecommunications PLC 9.625%, 12/15/30	175	275,477
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)	190	196,552
Telefonica Emisiones SAU 5.462%, 2/16/21	145	162,732

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 2.55%, 6/17/19	$46	$46,493
3.50%, 11/01/21	275	280,303
3.85%, 11/01/42	90	79,300
4.50%, 9/15/20	50	54,286
5.15%, 9/15/23	217	243,016
6.55%, 9/15/43	104	131,103
Verizon New York, Inc. Series B 7.375%, 4/01/32	170	214,021

		2,937,016

Consumer Cyclical - Automotive – 2.1%
Ford Motor Co. 6.50%, 8/01/18	225	260,457
Ford Motor Credit Co. LLC 5.875%, 8/02/21	575	664,563

		925,020

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 1.875%, 12/15/17	180	179,466

Consumer Cyclical - Other – 0.8%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	91	90,112
Marriott International, Inc./DE 3.00%, 3/01/19	151	155,036
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	115,672

		360,820

Consumer Cyclical - Restaurants – 0.1%
Yum! Brands, Inc. 3.875%, 11/01/20	60	62,583

Consumer Cyclical - Retailers – 1.8%
Advance Auto Parts, Inc. 4.50%, 12/01/23	115	121,341
Gap, Inc. (The) 5.95%, 4/12/21	100	112,932
Home Depot, Inc. (The) 5.40%, 9/15/40	130	153,303
5.875%, 12/16/36	30	37,894
Kohl’s Corp. 6.25%, 12/15/17	85	95,901
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	250	260,750

		782,121

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 5.9%
AbbVie, Inc. 2.90%, 11/06/22	$100	$97,276
Actavis, Inc. 1.875%, 10/01/17	130	128,858
Altria Group, Inc. 4.75%, 5/05/21	370	407,524
Amgen, Inc. 5.15%, 11/15/41	120	128,699
Bayer US Finance LLC 2.375%, 10/08/19(a)	200	200,335
Bristol-Myers Squibb Co. 5.875%, 11/15/36	52	64,561
Forest Laboratories, Inc. 4.375%, 2/01/19(a)	105	109,983
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)	200	211,121
Kroger Co. (The) 3.85%, 8/01/23	80	82,218
McKesson Corp. 7.50%, 2/15/19	105	126,791
Mylan, Inc./PA 2.60%, 6/24/18	140	142,001
Perrigo Co. PLC 4.00%, 11/15/23	200	204,468
Procter & Gamble Co. (The) 5.80%, 8/15/34	55	70,910
Reynolds American, Inc. 3.25%, 11/01/22	61	59,571
4.85%, 9/15/23	40	43,133
Tyson Foods, Inc. 2.65%, 8/15/19	24	24,229
3.95%, 8/15/24	75	76,493
4.50%, 6/15/22	110	117,712
Whirlpool Corp. 3.70%, 3/01/23	120	121,499
Wyeth LLC 6.00%, 2/15/36	100	126,621

		2,544,003

Energy – 11.9%
Anadarko Petroleum Corp. 6.375%, 9/15/17	265	299,182
Apache Corp. 4.25%, 1/15/44	215	199,369
ConocoPhillips Holding Co. 6.95%, 4/15/29	166	224,267
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	40	35,969

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Enbridge Energy Partners LP 4.20%, 9/15/21	$100	$106,685
Energy Transfer Partners LP 4.15%, 10/01/20	75	78,175
4.65%, 6/01/21	150	160,092
5.20%, 2/01/22	170	186,015
Enterprise Products Operating LLC 3.75%, 2/15/25	135	135,794
5.25%, 1/31/20	350	394,229
Hess Corp. 5.60%, 2/15/41	40	45,328
7.875%, 10/01/29	144	194,841
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	175	174,527
4.25%, 9/01/24	90	89,604
7.40%, 3/15/31	145	173,575
Nabors Industries, Inc. 2.35%, 9/15/16	170	172,577
5.10%, 9/15/23	182	194,752
Nisource Finance Corp. 6.80%, 1/15/19	100	118,204
Noble Energy, Inc. 4.15%, 12/15/21	65	69,324
Noble Holding International Ltd. 4.90%, 8/01/20	90	92,999
ONEOK Partners LP 3.375%, 10/01/22	240	234,209
Phillips 66 4.30%, 4/01/22	54	57,888
Spectra Energy Capital LLC 8.00%, 10/01/19	23	28,507
Spectra Energy Partners LP 2.95%, 9/25/18	77	79,557
4.60%, 6/15/21	75	82,052
Sunoco Logistics Partners Operations LP 4.25%, 4/01/24	54	55,409
5.30%, 4/01/44	60	62,075
Talisman Energy, Inc. 3.75%, 2/01/21	64	63,962
Transocean, Inc. 6.375%, 12/15/21	195	204,917
6.50%, 11/15/20	85	87,430
Valero Energy Corp. 6.125%, 2/01/20	70	81,529
6.625%, 6/15/37	67	82,368
7.50%, 4/15/32	46	59,277
Weatherford International Ltd./Bermuda 4.50%, 4/15/22	205	210,777
5.125%, 9/15/20	85	92,688

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

9.625%, 3/01/19	$45	$57,505
Williams Partners LP 3.90%, 1/15/25	69	68,452
4.125%, 11/15/20	128	134,597
5.25%, 3/15/20	150	166,526
Williams Partners LP/Williams Partners Finance Corp. 7.25%, 2/01/17	115	128,679

		5,183,912

Other Industrial – 0.5%
Fresnillo PLC 5.50%, 11/13/23(a)	200	210,821

Technology – 2.5%
Fidelity National Information Services, Inc. 3.875%, 6/05/24	115	116,577
Hewlett-Packard Co. 2.75%, 1/14/19	14	14,081
3.75%, 12/01/20	87	89,240
4.30%, 6/01/21	80	83,871
4.65%, 12/09/21	29	31,135
Kla-tencor Corp. 4.65%, 11/01/24	167	168,284
Motorola Solutions, Inc. 3.75%, 5/15/22	220	219,000
Seagate HDD Cayman 4.75%, 1/01/25(a)	35	35,394
4.75%, 6/01/23	140	144,484
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	4	4,183
Total System Services, Inc. 2.375%, 6/01/18	105	104,594
Xerox Corp. 2.80%, 5/15/20	95	93,878

		1,104,721

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.75%, 12/15/16	130	141,799

Transportation - Railroads – 1.3%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	86,232
CSX Corp. 4.40%, 3/01/43	180	180,265
Norfolk Southern Corp. 3.25%, 12/01/21	230	235,599
Union Pacific Corp. 4.00%, 2/01/21	40	43,614

		545,710

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.9%
FedEx Corp. 8.00%, 1/15/19	$40	$49,085
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.75%, 5/11/17(a)	120	126,055
Ryder System, Inc. 2.50%, 3/01/18	185	188,885
5.85%, 11/01/16	28	30,533

		394,558

		20,571,738

Financial Institutions – 40.8%
Banking – 23.4%
ABN AMRO Bank NV Series E 6.25%, 9/13/22(a)	255	278,906
Bank of America Corp. 3.30%, 1/11/23	140	138,806
4.00%, 4/01/24	130	134,325
4.10%, 7/24/23	425	443,679
4.20%, 8/26/24	60	60,430
4.875%, 4/01/44	120	128,511
5.00%, 5/13/21	235	260,159
Bank One Michigan 8.25%, 11/01/24	440	587,579
Barclays Bank PLC 3.75%, 5/15/24	275	278,523
5.14%, 10/14/20	339	368,422
BB&T Corp. 5.25%, 11/01/19	275	310,145
BPCE SA 5.15%, 7/21/24(a)	200	205,839
Capital One Bank USA NA 3.375%, 2/15/23	550	544,689
Citigroup, Inc. 3.50%, 5/15/23	350	342,662
3.875%, 10/25/23	98	100,885
6.625%, 1/15/28	210	265,828
Countrywide Financial Corp. 6.25%, 5/15/16	253	271,781
Fifth Third Bancorp 3.50%, 3/15/22	31	31,802
5.45%, 1/15/17	105	113,937
Goldman Sachs Group, Inc. (The) 2.375%, 1/22/18	130	131,213
3.85%, 7/08/24	460	464,716
Series D
6.00%, 6/15/20	320	368,003

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series G
7.50%, 2/15/19	$75	$89,553
JPMorgan Chase & Co. 3.875%, 9/10/24	110	109,284
4.95%, 3/25/20	220	244,273
Morgan Stanley 5.625%, 9/23/19	604	684,195
Series F
3.875%, 4/29/24	130	131,702
Series G
5.50%, 7/24/20	395	446,225
6.625%, 4/01/18	100	114,516
People’s United Bank 4.00%, 7/15/24	250	250,185
People’s United Financial, Inc. 3.65%, 12/06/22	83	83,820
PNC Bank NA 4.875%, 9/21/17	400	436,890
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)	100	105,000
Regions Financial Corp. 2.00%, 5/15/18	300	297,584
Santander Holdings USA, Inc./PA 3.45%, 8/27/18	130	135,622
State Street Corp. 4.956%, 3/15/18	240	261,729
SunTrust Bank/Atlanta GA 7.25%, 3/15/18	145	167,682
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)	200	202,684
UBS AG/Stamford CT 7.50%, 7/15/25	100	127,989
Wells Fargo & Co. 4.65%, 11/04/44	110	109,639
Wells Fargo Bank NA 6.18%, 2/15/36	250	312,637
Zions Bancorporation 4.50%, 6/13/23	13	13,667

		10,155,716

Finance – 1.9%
GE Capital Trust I 6.375%, 11/15/67	345	369,042
General Electric Capital Corp. 5.875%, 1/14/38	140	171,788
HSBC Finance Capital Trust IX 5.911%, 11/30/35	270	276,075

		816,905

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 8.2%
American International Group, Inc. 6.40%, 12/15/20	$285	$340,333
8.175%, 5/15/58	65	88,237
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)	200	208,500
Assurant, Inc. 2.50%, 3/15/18	105	105,814
Chubb Corp. (The) 5.75%, 5/15/18	190	216,109
Cigna Corp. 4.00%, 2/15/22	175	183,973
7.875%, 5/15/27	65	85,981
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	42	57,534
Hartford Financial Services Group, Inc. (The) 5.375%, 3/15/17	190	207,373
5.50%, 3/30/20	100	113,379
6.10%, 10/01/41	45	56,080
Lincoln National Corp. 4.85%, 6/24/21	100	110,358
8.75%, 7/01/19	82	104,145
Markel Corp. 7.125%, 9/30/19	59	70,586
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	191,625
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	90	138,705
Principal Financial Group, Inc. 1.85%, 11/15/17	170	170,732
Progressive Corp. (The) 6.70%, 6/15/37	62	68,045
Prudential Financial, Inc. 4.50%, 11/15/20	39	42,409
5.625%, 6/15/43	200	207,500
Series B
5.75%, 7/15/33	135	159,378
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	140,864
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	114,027
UnitedHealth Group, Inc. 3.375%, 11/15/21	170	177,068
WellPoint, Inc. 7.00%, 2/15/19	105	125,139
XLIT Ltd. 6.25%, 5/15/27	75	89,615

		3,573,509

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

REITS – 7.3%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	$100	$100,462
Boston Properties LP 3.125%, 9/01/23	200	194,196
DDR Corp. 9.625%, 3/15/16	105	116,957
Duke Realty LP 6.75%, 3/15/20	55	64,966
EPR Properties 5.25%, 7/15/23	175	185,522
Essex Portfolio LP 3.25%, 5/01/23	56	54,658
3.375%, 1/15/23	125	123,365
HCP, Inc. 4.20%, 3/01/24	150	153,295
6.70%, 1/30/18	160	184,268
Health Care REIT, Inc. 2.25%, 3/15/18	107	108,287
5.25%, 1/15/22	140	155,175
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	140	138,099
Hospitality Properties Trust 5.00%, 8/15/22	210	221,372
Kimco Realty Corp. 6.875%, 10/01/19	70	83,392
Mid-America Apartments LP 3.75%, 6/15/24	115	114,813
Omega Healthcare Investors, Inc. 4.50%, 1/15/25(a)	108	105,972
Realty Income Corp. 5.75%, 1/15/21	210	239,878
Trust F/1401 5.25%, 12/15/24(a)	230	242,650
Ventas Realty LP/Ventas Capital Corp. 2.00%, 2/15/18	216	216,951
Vornado Realty LP 5.00%, 1/15/22	215	235,632
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	152,362

		3,192,272

		17,738,402

Utility – 2.5%
Electric – 2.2%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	150	188,280
CMS Energy Corp. 6.25%, 2/01/20	165	194,391

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	$100	$111,051
Series 07-A
6.30%, 8/15/37	30	39,123
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24	33	33,452
Exelon Generation Co. LLC 4.25%, 6/15/22	150	156,538
Pacific Gas & Electric Co. 4.50%, 12/15/41	50	51,505
PacifiCorp 6.00%, 1/15/39	70	90,469
Potomac Electric Power Co. 6.50%, 11/15/37	65	87,980

		952,789

Natural Gas – 0.3%
AGL Capital Corp. 5.25%, 8/15/19	105	117,880

		1,070,669

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance Co SA 5.375%, 1/27/21	130	133,102

Total Corporates – Investment Grade (cost $38,241,990)		39,513,911

GOVERNMENTS – TREASURIES – 3.9%
United States – 3.9%
U.S. Treasury Bonds 3.125%, 2/15/42	660	670,828
3.625%, 8/15/43-2/15/44	700	776,735
4.625%, 2/15/40	195	252,891

Total Governments – Treasuries (cost $1,500,114)		1,700,454

QUASI-SOVEREIGNS – 1.7%
Quasi-Sovereign Bonds – 1.7%
Mexico – 1.7%
Comision Federal de Electricidad 5.75%, 2/14/42(a)	200	211,500
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23	429	424,221
6.625%, 6/15/35	70	82,600

Total Quasi-Sovereigns (cost $694,597)		718,321

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 0.8%
Financial Institutions – 0.3%
Banking – 0.2%
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	$100	$107,814

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	46	46,690

		154,504

Utility – 0.3%
Electric – 0.3%
FirstEnergy Transmission LLC 4.35%, 1/15/25(a)	115	117,654

Industrial – 0.2%
Basic – 0.2%
Commercial Metals Co. 7.35%, 8/15/18	80	88,800

Total Corporates – Non-Investment Grade (cost $339,732)		360,958

	Shares
PREFERRED STOCKS – 0.8%
Financial Institutions – 0.8%
Banking – 0.4%
US Bancorp/MN 6.00%	6,550	177,243

Insurance – 0.4%
Allstate Corp. (The) 5.10%	6,950	170,831

Total Preferred Stocks (cost $360,042)		348,074

	Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Poland – 0.2%
Poland Government International Bond 4.00%, 1/22/24 (cost $99,246)	$100	105,081

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Colombia – 0.2%
Ecopetrol SA 5.875%, 9/18/23 (cost $76,319)	77	85,855

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Time Deposit – 1.2%
State Street Time Deposit 0.01%, 11/03/14 (cost $520,344)	$520	$520,344

Total Investments – 99.7% (cost $41,832,384)		43,352,998
Other assets less liabilities – 0.3%		140,766

Net Assets – 100.0%		$43,493,764

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$510	5/02/24	2.790%	3 Month LIBOR	$(23,047)
Citigroup Global Markets, Inc./(CME Group)	255	5/02/24	3 Month LIBOR	2.790%	3,389
Citigroup Global Markets, Inc./(CME Group)	320	5/02/34	3 Month LIBOR	3.363%	27,056
Citigroup Global Markets, Inc./(CME Group)	60	11/04/44	3 Month LIBOR	3.049%	– 0	–
Morgan Stanley & Co., LLC/(CME Group)	770	11/29/23	2.793%	3 Month LIBOR	(35,076)
Morgan Stanley & Co., LLC/(CME Group)	510	1/28/24	2.861%	3 Month LIBOR	(23,747)

					$(51,425)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00%	0.97%	$121	$128	$(1,515)	$1,643

*	Termination date

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Portfolio of Investments

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$600	6/10/43	3 Month LIBOR	3.191%	$25,766
JPMorgan Chase Bank, NA	175	6/10/23	2.293%	3 Month LIBOR	(897)
JPMorgan Chase Bank, NA	350	6/10/33	3 Month LIBOR	3.027%	10,654

					$35,523

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $4,202,142 or 9.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014 (unaudited)

Assets
Investments in securities, at value (cost $41,832,384)	$43,352,998
Due from broker	58,180	(a)
Interest receivable	529,814
Receivable for shares of beneficial interest sold	63,659
Unrealized appreciation on interest rate swaps	36,420
Unrealized appreciation on credit default swaps	1,643

Total assets	44,042,714

Liabilities
Due to custodian	10,395
Payable for investment securities purchased	363,558
Dividends payable	148,573
Payable for shares of beneficial interest redeemed	22,644
Upfront premium received on credit default swaps	1,515
Payable for variation margin on exchange-traded derivatives	1,368
Unrealized depreciation on interest rate swaps	897

Total liabilities	548,950

Net Assets	$43,493,764

Composition of Net Assets
Shares of beneficial interest, at par	$39
Additional paid-in capital	42,754,954
Undistributed net investment income	94,067
Accumulated net realized loss on investment transactions	(861,651)
Net unrealized appreciation on investments	1,506,355

	$43,493,764

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 3,865,401 common shares outstanding)	$11.25

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2014 (unaudited)

Investment Income
Interest	$870,189
Dividends	10,262
Consent fee income	1,088

Total investment income		$881,539

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		351,367
Swaps		(19,812)
Net change in unrealized appreciation/depreciation of:
Investments		138,146
Swaps		28,698

Net gain on investment transactions		498,399

Net Increase in Net Assets from Operations		$1,379,938

See notes to financial statements.

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$881,539	$1,757,491
Net realized gain on investment transactions	331,555	2,158
Net change in unrealized appreciation/depreciation of investments	166,844	(983,305)

Net increase in net assets from operations	1,379,938	776,344
Dividends to Shareholders from
Net investment income	(869,355)	(1,755,639)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(3,006,137)	4,169,590

Total increase (decrease)	(2,495,554)	3,190,295
Net Assets
Beginning of period	45,989,318	42,799,023

End of period (including undistributed net investment income of $94,067 and $81,883, respectively)	$43,493,764	$45,989,318

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AllianceBernstein Corporate Income Shares (the “Portfolio”), AllianceBernstein Municipal Income Shares and AllianceBernstein Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AllianceBernstein Corporate Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options);

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$39,513,911		$	– 0	–	$39,513,911
Governments – Treasuries		– 0	–	1,700,454			– 0	–	1,700,454
Quasi-Sovereigns		– 0	–	718,321			– 0	–	718,321
Corporates – Non-Investment Grade		– 0	–	360,958			– 0	–	360,958
Preferred Stocks		348,074		– 0	–		– 0	–	348,074
Governments – Sovereign Bonds		– 0	–	105,081			– 0	–	105,081
Governments – Sovereign Agencies		– 0	–	85,855			– 0	–	85,855
Short-Term Investments		– 0	–	520,344			– 0	–	520,344

Total Investments in Securities		348,074		43,004,924			– 0	–	43,352,998

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets:
Centrally Cleared Interest Rate Swaps	$	– 0	–	$30,445	$	– 0	–	$30,445	#
Credit Default Swaps		– 0	–	1,643		– 0	–	1,643
Interest Rate Swaps		– 0	–	36,420		– 0	–	36,420
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(81,870)		– 0	–	(81,870	)#
Interest Rate Swaps		– 0	–	(897)		– 0	–	(897)

Total^		$348,074		$42,990,665	$	– 0	–	$43,338,739

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Notes to Financial Statements

versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,390,223	$9,742,242
U.S. government securities	535,147	709,043

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,647,629
Gross unrealized depreciation	(127,015)

Net unrealized appreciation	$1,520,614

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Notes to Financial Statements

hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2014, the Portfolio held interest rate swaps contracts for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Notes to Financial Statements

counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2014, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$30,445	*	Receivable/Payable for variation margin on exchange-traded derivatives	$81,870	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	36,420		Unrealized depreciation on interest rate swaps	897

Credit contracts	Unrealized appreciation on credit default swaps	1,643

Total		$68,508			$82,767

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

Notes to Financial Statements

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(20,242)	$27,055

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	430	1,643

Total		$(19,812)	$28,698

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2014:

Interest Rate Swaps:
Average notional amount	$1,725,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,262,143
Credit Default Swaps:
Average notional amount of sale contracts	$120,934

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$3,448	$	– 0	–	$	– 0	–	$	– 0	–	$3,448

Total	$3,448	$	– 0	–	$	– 0	–	$	– 0	–	$3,448

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Credit Suisse International:	$128	$	– 0	–	$	– 0	–	$	– 0	–	$128
Deutsche Bank AG	25,766		– 0	–		– 0	–		– 0	–	25,766
JPMorgan Chase Bank, NA	10,654		(897)			– 0	–		– 0	–	9,757

Total	$36,548		$(897)		$	– 0	–	$	– 0	–	$35,651	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc*	$4,816	$	– 0	–		$(4,816)		$	– 0	–	$	– 0	–

Total	$4,816	$	– 0	–		$(4,816)		$	– 0	–	$	– 0	–

OTC Derivatives:
JPMorgan Chase Bank, NA	$897		$(897)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$897		$(897)		$	– 0	–	$	– 0	–	$	– 0	–

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014

Class A
Shares sold	85,929	1,360,531	$966,670	$14,748,542

Shares redeemed	(353,763)	(976,510)	(3,972,807)	(10,578,952)

Net increase (decrease)	(267,834)	384,021	$(3,006,137)	$4,169,590

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,755,639	$1,776,601
Total taxable distributions	1,755,639	1,776,601

Total distributions paid	$1,755,639	$1,776,601

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$211,875
Accumulated capital and other losses	(1,162,598	)(a)
Unrealized appreciation/(depreciation)	1,320,458	(b)

Total accumulated earnings/(deficit)	$369,735	(c)

(a)

On April 30, 2014, the Portfolio had a capital loss carryforward of $1,162,598. During the fiscal year, the Portfolio utilized $26,219 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2014, the Portfolio had a net short-term capital loss carryforward of $1,162,598 which will expire in 2018.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2014 (unaudited)		Year Ended April 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.13		$ 11.42	$ 10.83	$ 10.59	$ 10.30	$ 8.25

Income From Investment Operations
Net investment income(a)	.22		.42	.43	.46	.54	.59
Net realized and unrealized gain (loss) on investment transactions	.11		(.29)	.59	.27	.29	2.05

Net increase in net asset value from operations	.33		.13	1.02	.73	.83	2.64

Less: Dividends
Dividends from net investment income	(.21)		(.42)	(.43)	(.49)	(.54)	(.59)

Net asset value, end of period	$ 11.25		$ 11.13	$ 11.42	$ 10.83	$ 10.59	$ 10.30

Total Return
Total investment return based on net asset value(b)	3.01	%*	1.31%*	9.53%*	7.02%	8.28%	32.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,494		$45,989	$42,799	$46,848	$29,520	$34,041
Ratio to average net assets of:
Net investment income	3.81	%^	3.89%	3.79%	4.42%	5.20%	6.22%
Portfolio turnover rate.	18%		61%	89%	91%	33%	21%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended October 31, 2014 and years ended April 30, 2014 and April 30, 2013 by 0.01%, 0.05% and 0.03%, respectively.

^	Annualized.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.”

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2014 are set forth below:

Portfolio	9/30/14 Net Assets ($MM)
Corporate Income Shares	$ 43.7

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Corporate Income Shares.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

44	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2013, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG peers includes two BBB-rated Corporate Debt Funds (“BBB”), three Multi-Sector Income Fund (“MSI”), one Short-Intermediate Investment Grade Debt Fund (“SII”), three General Bond Funds (“GB”), two Core Bond Funds (“IID”), one General & Insured Municipal Debt Fund (“GM”), one Inflation-Protected Bond Fund (“IUT”), two Global Income Funds (“GLI”) and one Intermediate Municipal Debt Fund (“IMD”). The Portfolio is classified by Lipper as an A-rated Corporate Debt Fund (“A”).

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	45

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

46	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1,3 and 5 year gross performance returns and rankings of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2014:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 Year	8.36	6.99	4/11
3 Year	5.61	5.11	4/11
5 Year	8.69	7.16	4/9

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	47

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

	Periods Ending July 31, 2014 Annualized Net Performance
	Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Corporate Income Shares	8.36	5.61	8.69	6.84	4.36	1.24	5
Barclays Capital U.S. Credit Index	6.64	5.03	6.84	5.98	4.06	1.19	5
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

48	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	49

AllianceBernstein Family of Funds

NOTES

50	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

NOTES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	51

NOTES

52	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0152-1014

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Income Shares

October 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2014. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”);

forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2014.

The Fund outperformed its benchmark for both periods. The Fund is used generally to provide exposure to lower-rated municipal bonds within separately managed account strategies. As such, the Fund is overweight lower-rated bonds relative to the broad municipal market, as represented by the Barclays Municipal Bond Index. This positioning resulted in the Fund outperforming the benchmark over both periods, as lower-rated bonds generally outperformed. In addition, for the 12-month period, security selection in the health care, transportation and education sectors contributed, as did overweights in the health care and industrial sectors, and an underweight to the pre-refunded sector. Security selection in the power and state general obligation sectors detracted.

For the six-month period, security selection in the health care, education and transportation sectors contributed to returns, as did an overweight to the health care and industrial sectors and an

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	1

underweight to the state general obligation sector. Detracting from returns for the six-month period was security selection in the industrial, power and state general obligation sectors.

The Fund used derivatives for hedging purposes. Credit default swaps had no material impact on performance for the six- and 12-month periods; purchased options had no material impact on returns for the six-month period and added to returns for the 12-month period.

Market Review and Investment Strategy

Limited supply and continued demand supported municipal bond prices over the six- and 12-month periods ended October 31, 2014. As a result, municipal issues outperformed most other bond sectors. According to estimates by the Municipal Bond Investment Team (the “Team”) municipal yields declined between 0.10% and 0.50% over the six-month period and between 0.35% and roughly 1% over the 12-month period. During both periods, the yields for long-maturity bonds declined more than yields for shorter-maturity bonds and municipal bonds generally outperformed Treasury bonds. In the last few months of the reporting period, volatility increased in the markets in response multiple factors: stronger U.S. economic growth prompted concerns that the U.S. Federal Reserve (the “Fed”) might raise interest rates sooner than expected; faltering economic growth overseas; and strife in the Middle East and Ukraine also heightened uncertainty.

The Team also targeted medium-grade, primarily BBB credit quality* bonds, as an attractive part of the market to overweight. This strategy has allowed the Fund to capture historically high yields relative to AAA bonds. In addition, the Team expects the yield spread (the amount by which a bond’s yield exceeds the yield of AAA-rated bonds) of such bonds to fall (improving prices) when the Fed begins to increase rates.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2014, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.71% and 0%, respectively.

*	A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition and not of the Fund itself. AAA is highest (best) and D is lowest (worst). Investment grade securities are those rated BBB and above. Ratings are subject to change. If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed- income securities tends to fall and this decrease in value may not be offset by higher

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Income Shares	6.58%	15.80%

Barclays Municipal Bond Index	3.59%	7.82%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
NAV Returns

1 Year	15.80%
Since Inception*	7.92%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns

1 Year	15.59%
Since Inception*	7.77%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.01%) because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	5

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,065.80	$0.36	0.07%
Hypothetical**	$1,000	$1,024.85	$0.36	0.07%
*	Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $481.3

*	All data are as of October 31, 2014. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.6%
Long-Term Municipal Bonds – 92.5%
Alabama – 3.9%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.00%, 1/01/24	$2,000	$2,031,960
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	12,703,414
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	435,588
Selma Industrial Development Board (International Paper Co.) Series 2010A 5.80%, 5/01/34	200	229,126
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,285,600

		18,685,688

Alaska – 0.0%
City of Koyukuk AK (Tanana Chiefs Conference) Series 2011 7.75%, 10/01/41	100	110,409

Arizona – 1.1%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	200	200,818
5.20%, 10/01/37	1,575	1,494,155
Downtown Phoenix Hotel Corp. (Downtown Phoenix Hotel Corp. Hotel Occupancy Tax) FGIC Series 2005A 5.00%, 7/01/40	150	150,441
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	2,975	3,036,493
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	100	116,644

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	$100	$115,817
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	169,772

		5,284,140

California – 7.9%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	115,524
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27	1,000	1,178,490
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	107,051
California Municipal Finance Authority (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	85	104,252
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,091,640
California Municipal Finance Authority (Partnerships Uplift Cmnty Proj) Series 2012A 5.30%, 8/01/47	1,025	1,050,399
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	1,200	1,357,260
7.25%, 6/01/43	2,075	2,344,148
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	765	833,177
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	10,650	11,324,145

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Partnerships Uplift Cmnty Valley Proj) Series 2014A 6.40%, 8/01/34	$3,000	$3,380,520
California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	745	804,503
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	560,920
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	100	101,617
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	100	121,560
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	161,403
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47	250	267,158
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	120,823
City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	100	105,626
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	5,695	4,239,757
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(b)	1,000	1,174,750
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31	1,000	1,070,740

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44(c)	$1,450	$1,554,008
Series 2014B 5.25%, 1/15/44(c)	1,000	1,064,080
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43	1,685	1,455,272
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006A1-SNR 5.125%, 6/01/46	1,500	1,168,815
Univ of California CA Revenues 5.00%, 5/15/33(b)	1,000	1,169,990

		38,027,628

Colorado – 3.4%
Colorado Educational & Cultural Facilities Authority (Skyview Academy) Series 2014 5.125%, 7/01/34(a)	775	797,855

5.375%, 7/01/44(a)	1,360	1,401,738
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,655,842
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,910	3,108,200
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,155,430
Foothills Metropolitan District Series 2014 6.00%, 12/01/38	1,000	1,003,690
Park Creek Metropolitan District Series 2005 5.50%, 12/01/37	200	205,198
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40	1,500	1,564,890

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	$200	$224,174

		16,117,017

Connecticut – 1.5%
State of Connecticut Series 2013E 5.00%, 8/15/31(b)	1,000	1,168,420
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,792,950

		6,961,370

Delaware – 0.3%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,372,906

District of Columbia – 0.3%
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	100	108,876
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,477,311

		1,586,187

Florida – 8.8%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	100	116,381
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	1,100	1,200,133
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida) Series 2012A 8.00%, 10/01/46	435	515,775
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	2,770	2,836,009

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	$6,725	$7,934,088
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,449,030
City of Tampa FL Solid Waste System Revenue Series 2013 5.00%, 10/01/21	3,000	3,497,730
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	2,000	2,220,600
Martin County Health Facilities Authority (Martin Memorial Medical Center) Series 2012 5.50%, 11/15/32-11/15/42	1,950	2,155,822
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,150	1,170,677
Miami Beach Health Facilities Authority Series 2004 6.75%, 11/15/14 (Pre-refunded/ETM)	155	155,282
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,282,870
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,554,640
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40	300	362,331
Palm Beach County Health Facilities Authority (Sinai Residences of Boca Raton Project) Series 2014A 7.50%, 6/01/49	200	227,544
Palm Beach County Health Facilities Authority (Waterford Retirement Communities) Series 2007 5.875%, 11/15/37	100	104,628
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/24	3,000	3,570,330
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,175,272

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Volusia County School Board COP Series 2014B 5.00%, 8/01/31	$1,625	$1,870,944

		42,400,086

Georgia – 0.8%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,604,533
Series 2014A 5.00%, 1/01/33	1,820	2,085,920

		3,690,453

Idaho – 0.5%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	2,050	2,159,614
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	229,140

		2,388,754

Illinois – 7.2%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	4,300	4,322,532
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,276,037
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(d)	1,050	996,944
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	3,600	3,966,804
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	3,000	3,186,960
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	467,552

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	$400	$431,796
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46	2,010	2,079,365
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.00%, 5/15/20	75	51,037
8.125%, 5/15/40	660	447,447
8.25%, 5/15/45	1,890	1,281,231
Series 2010B 7.75%, 5/15/20	305	207,549
Series 2010D-3 6.25%, 8/15/15	20	20,000
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,420,515
Illinois Finance Authority (UNO Charter School Network, Inc.) Series 2011A 7.125%, 10/01/41	100	116,666
State of Illinois Series 2012 5.00%, 8/01/21-8/01/23	9,760	10,929,882
Series 2014 5.00%, 5/01/35	1,370	1,475,038

		34,677,355

Indiana – 2.2%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,088,650
5.50%, 8/15/40-8/15/45	3,020	3,234,240
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	5,900	6,240,933

		10,563,823

Iowa – 0.4%
Iowa Finance Authority (Alcoa, Inc.) Series 2012 4.75%, 8/01/42	725	748,650

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46	$1,110	$942,623

		1,691,273

Kentucky – 1.2%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	1,685	1,708,539
5.50%, 11/15/45	1,000	1,019,470
Kentucky Economic Development Finance Authority (Owensboro Medical Health System, Inc.) Series 2010A 6.00%, 6/01/30	200	229,468
6.375%, 6/01/40	1,525	1,759,347
6.50%, 3/01/45	1,000	1,151,740

		5,868,564

Louisiana – 1.8%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	2,130	2,362,511
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	461,680
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	2,750	2,990,267
Series 2014A 7.50%, 7/01/23	1,250	1,273,675
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,686,727

		8,774,860

Maryland – 0.2%
City of Westminster MD (Lutheran Village at Miller’s Grant) Series 2014D 3.875%, 7/01/19	1,125	1,153,159

Massachusetts – 1.1%
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	745	770,077

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013B 4.50%, 11/15/18	$4,500	$4,515,795

		5,285,872

Michigan – 6.8%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/32	1,000	1,071,470
5.25%, 7/01/39	1,515	1,624,292
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 7/01/41	1,060	1,101,245
Detroit City School District Series 2012A 5.00%, 5/01/31	120	130,285
Michigan Finance Authority Series 2014D4 5.00%, 7/01/29	1,100	1,208,603
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) Series 2014C 5.00%, 7/01/17-7/01/18	2,000	2,200,690
Series 2014C-1 5.00%, 7/01/44	1,750	1,841,927
Michigan Finance Authority (Detroit City School District) Series 2014E 2.85%, 8/20/15	3,700	3,723,791
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,592,527
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/32-11/15/46	300	313,660
Michigan State Hospital Finance Authority (Presbyterian Villages of Michigan Obligated Group) Series 2005 5.50%, 11/15/35	1,750	1,726,375
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	2,450	2,513,430

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	$2,000	$2,050,920
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	5,775	4,652,340

		32,751,555

Missouri – 0.0%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	108,545

Nebraska – 0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The))
Series 2012 5.00%, 9/01/32-9/01/42	2,975	3,238,961

Nevada – 0.0%
City of Reno NV (Renown Regional Medical Center, Inc.) Series 2007A 5.25%, 6/01/41	130	134,703

New Hampshire – 0.6%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,056,248

New Jersey – 5.4%
Gloucester County Pollution Control Financing Authority (Logan Cogen Proj) Series 2014A 5.00%, 12/01/24	1,000	1,120,070
New Jersey Economic Development Authority Series 2014U 5.00%, 6/15/21	3,500	4,002,530
New Jersey Economic Development Authority (Lions Gate Project) Series 2014 5.25%, 1/01/44	3,600	3,678,480

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	$735	$772,022
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,028,438
Series 2000B 5.625%, 11/15/30	2,075	2,264,863
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	108,594
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/27-1/01/32	3,500	4,044,210
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	9,650	7,187,320

		26,206,527

New Mexico – 0.2%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,003,820

New York – 9.2%
Build NYC Resource Corp. (South Bronx Charter School for International Cultures & The Arts) Series 2013A 5.00%, 4/15/43	1,900	1,863,197
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	261,283
Metropolitan Transportation Authority Series 2013B 5.00%, 11/15/27	5,125	6,027,820
Series 2013E 5.00%, 11/15/32	4,425	5,086,360
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2004B-2 5.00%, 11/15/31(b)	190	220,571

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2007A 6.50%, 1/01/27(d)(e)	$100	$76,000
Series 2007C 10.00%, 1/01/28(d)(e)(f)	1,815	1,379,400
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/37	300	324,327
New York City Industrial Development Agency (American Airlines, Inc.) Series 2005 7.75%, 8/01/31	100	109,768
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/44(a)(c)	2,900	2,915,863
5.375%, 11/15/40(a)(c)	1,110	1,133,710
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	106,646
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,570,615
New York NY Series 2013A-1 5.00%, 10/01/28(b)	500	583,685
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,229,880
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013
6.50%, 1/01/46	1,125	1,124,876
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,375,878
Series 20131 5.00%, 12/01/33	5,000	5,665,800
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28(b)	700	821,562

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Triborough NY Bridge Tunnel Authority Series 2012B 5.00%, 11/15/29(b)	$1,250	$1,462,137
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(g)	360	253,019
Series 2014B 7.00%, 9/15/44(a)	410	411,685
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	35	34,307
6.00%, 9/15/27-9/15/37	2,225	2,057,881
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,107,533

		44,203,803

North Carolina – 0.4%
North Carolina Medical Care Commission (Duke University Health System, Inc.) Series 2012A 5.00%, 6/01/42	1,555	1,748,535
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2005A 6.00%, 10/01/23	275	278,339
6.125%, 10/01/35	100	100,688

		2,127,562

Ohio – 4.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	8,775	6,932,162
County of Erie OH (Firelands Regional Medical Center) Series 2006A 5.25%, 8/15/46	1,115	1,134,201
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	2,300	2,094,702
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,066,905

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Muskingum OH (Genesis Health System Obligated Group) Series 2013 5.00%, 2/15/44-2/15/48	$4,100	$4,148,076
Ohio State Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	5,000	5,241,300
Pinnacle Community Infrastructure Financing Authority Series 2004A 6.25%, 12/01/36	1,000	1,006,310

		21,623,656

Oklahoma – 0.3%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,300	1,366,079

Oregon – 0.1%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19	650	696,605

Pennsylvania – 4.1%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	230	246,102
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	10,063,580
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,422,000
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	180	193,828
Series 2012 5.25%, 1/01/41	1,000	1,017,220
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	200	233,748

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norristown Area School District COP Series 2012 5.00%, 4/01/32	$100	$105,303
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	282,540
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp (The)) Series 2012A 5.00%, 11/01/41	1,620	1,733,270
Pennsylvania Turnpike Commission Series 2013A 5.00%, 12/01/43	4,000	4,336,680

		19,634,271

Puerto Rico – 0.6%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	2,495	2,374,067
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	275,293

		2,649,360

Rhode Island – 0.8%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	3,150	3,618,909

South Carolina – 0.5%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43	1,000	1,009,640
5.125%, 5/01/48	1,000	1,009,930
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(b)	400	426,672

		2,446,242

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.5%
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	$4,890	$5,267,997
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.(The)) Series 2012 5.25%, 12/01/42	1,000	1,023,730
5.375%, 12/01/47	800	822,904

		7,114,631

Texas – 6.3%
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41	120	137,263
Series 2013 5.00%, 1/01/42	3,500	3,711,330
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	3,155	3,350,894
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	568,393
Series 2013 6.00%, 8/15/43	1,000	1,179,190
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,636,695
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(b)	400	461,852
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	301,154
Red River Health Facilities Development Corp. (MRC Crestview) Series 2011A 8.00%, 11/15/46	1,790	2,122,367
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	1,315	1,496,075

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	$1,040	$1,096,451
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	2,200	2,434,674
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	200	208,414
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44	1,000	971,640
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,233,810
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	790,977
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	235,602
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,338,504
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	1,200	1,320,384
7.125%, 1/01/46	2,430	2,649,478
Viridian Municipal Management District Series 2011 9.00%, 12/01/37	75	88,781

		30,333,928

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	$95	$104,355
Utah State Charter School Finance Authority Series 2010 8.25%, 7/15/18 (Pre-refunded/ETM)	100	128,411
Utah State Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	100	112,933
Utah State Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	112,107

		457,806

Vermont – 0.0%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	200	204,820

Virginia – 3.1%
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,030	1,048,128
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	300	318,255
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	1,955	1,990,620
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	10,065	6,853,762
Virginia College Bldg Auth Virginia Lease 21st Century College Prog Series 2013A 5.00%, 2/01/28(b)	550	649,094
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	3,925,971

		14,785,830

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 3.0%
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	$1,000	$1,097,030
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	3,350	3,699,170
Washington St GO Series 2011C 5.00%, 7/01/24(b)	1,000	1,178,380
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	2,650	2,826,676
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	3,215	3,515,474
Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	2,265	2,187,173

		14,503,903

West Virginia – 0.5%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,393,643

Wisconsin – 1.2%
Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,000	1,021,370
University of Wisconsin Hospitals & Clinics Authority Series 2013A 5.00%, 4/01/38	4,155	4,627,714

		5,649,084

Total Long-Term Municipal Bonds (cost $421,399,423)		444,950,035

Short-Term Municipal Notes – 5.1%
Alaska – 0.8%
City of Valdez AK (Exxon Mobil Corp.) Series 1993A 0.08%, 12/01/33(h)	3,600	3,600,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 2.7%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010H 0.08%, 11/01/35(h)	$8,000	$8,000,000
Series 2011G 0.08%, 11/01/35(h)	5,100	5,100,000

		13,100,000

Wyoming – 1.6%
County of Sublette WY (Exxon Mobil Corp.) Series 1984 0.03%, 11/01/14(h)	7,800	7,800,000

Total Short-Term Municipal Notes (cost $24,500,000)		24,500,000

Total Municipal Obligations (cost $445,899,423)		469,450,035

	Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.07%(i) (j) (cost $13,090,639)	13,090,639	13,090,639

Total Investments – 100.3% (cost $458,990,062)		482,540,674
Other assets less liabilities – (0.3)%		(1,224,333)

Net Assets – 100.0%		$481,316,341

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 06/20/19*	5.00%	3.15%	$99	$7,999	$2,215
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.39%	5,000	381,238	180,666

				$389,237	$182,881

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $26,589,136 or 5.5% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(c)	When-Issued or delayed delivery security.

(d)	Illiquid security.

(e)	Security is in default and is non-income producing.

(f)	Variable rate coupon, rate shown as of October 31, 2014.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2014, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.7% and 0.00%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

INTRCONX – Inter-Continental Exchange

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $445,899,423)	$469,450,035
Affiliated issuers (cost $13,090,639)	13,090,639
Due from broker	275,780	(a)
Interest and dividend receivable	7,550,253
Receivable for shares of beneficial interest sold	5,855,991
Receivable for variation margin on exchange-traded derivatives	27,204

Total assets	496,249,902

Liabilities
Due to custodian	1,541
Payable for investment securities purchased	6,978,006
Payable for floating rate notes issued*	5,545,000
Dividends payable	1,947,821
Payable for shares of beneficial interest redeemed	443,800
Interest payable	17,393

Total liabilities	14,933,561

Net Assets	$481,316,341

Composition of Net Assets
Shares of beneficial interest, at par	$435
Additional paid-in capital	467,024,137
Undistributed net investment income	140,166
Accumulated net realized loss on investment transactions	(9,581,890)
Net unrealized appreciation on investments	23,733,493

	$481,316,341

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 43,478,218 common shares outstanding)	$11.07

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2014 (unaudited)

Investment Income
Interest	$10,719,717
Dividends—Affiliated issuers	4,060	$10,723,777

Expenses
Interest expense	157,283

Total expenses		157,283

Net investment income		10,566,494

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(3,310,729)
Swaps		103,103
Net change in unrealized appreciation/depreciation of:
Investments		19,900,809
Swaps		182,881

Net gain on investment transactions		16,876,064

Net Increase in Net Assets from Operations		$27,442,558

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2014 (unaudited)		Year Ended April 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,566,494		$13,727,989
Net realized loss on investment transactions	(3,207,626)		(6,110,946)
Net change in unrealized appreciation/depreciation of investments	20,083,690		(459,693)

Net increase in net assets from operations	27,442,558		7,157,350
Dividends and Distributions to Shareholders from
Net investment income	(10,585,074)		(13,753,373)
Net realized gain on investment transactions	– 0	–	(28,460)
Transactions in Shares of Beneficial Interest
Net increase	82,791,267		183,034,284

Total increase	99,648,751		176,409,801
Net Assets
Beginning of period	381,667,590		205,257,789

End of period (including undistributed net investment income of $140,166 and $158,746, respectively)	$481,316,341		$381,667,590

See notes to financial statements.

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended October 31, 2014 (unaudited)

Net increase in net assets from operations		$27,442,558

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(905,295)
Decrease in receivable for investments sold	5,144
Net accretion of bond discount and amortization of bond premium	539,047
Increase in payable for investments purchased	5,619,037
Increase in accrued expenses	6,811
Decrease in due from broker	(275,780)
Purchases of long-term investments	(87,657,968)
Purchases of short-term investments	(134,179,139)
Proceeds from disposition of long-term investments	31,574,464
Proceeds from disposition of short-term investments	105,031,082
Payments for exchange-traded derivatives settlements	(83,736)
Variation margin received on exchange-traded derivatives	(27,204)
Decrease in cash collateral received from broker	(390,000)
Net realized gain on investment	3,207,626
Net change in unrealized appreciation/depreciation of investments	(20,083,690)

Total adjustments		(97,619,601)

Net decrease in cash from operating activities		$(70,177,043)

Financing Activities:
Subscriptions of capital stock, net	80,441,871
Decrease in due to custodian	(9,093)
Cash dividends paid (net of dividend reinvestments)	(10,255,735)
Net increase in cash from financing activities		70,177,043

Net increase in cash		—
Net change in cash
Cash at beginning of period		—

Cash at end of period		$—

Supplemental disclosure of cash flow information:
Interest expense paid during the period	150,472

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	33

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares (the “Portfolio”) and AllianceBernstein Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AllianceBernstein Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options);

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	35

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2			Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$	– 0	–	$110,409		$110,409
Arizona		– 0	–		3,589,167		1,694,973		5,284,140
California		– 0	–		29,648,659		8,378,969		38,027,628
Colorado		– 0	–		13,548,437		2,568,580		16,117,017
Florida		– 0	–		39,319,786		3,080,300		42,400,086
Idaho		– 0	–		229,140		2,159,614		2,388,754
Illinois		– 0	–		22,986,307		11,691,048		34,677,355
Kentucky		– 0	–		3,140,555		2,728,009		5,868,564
Louisiana		– 0	–		4,510,918		4,263,942		8,774,860
Maryland		– 0	–		– 0	–	1,153,159		1,153,159
Massachusetts		– 0	–		770,077		4,515,795		5,285,872
Michigan		– 0	–		30,238,125		2,513,430		32,751,555
New Jersey		– 0	–		22,528,047		3,678,480		26,206,527
New York		– 0	–		34,707,295		9,496,508		44,203,803
North Carolina		– 0	–		1,748,535		379,027		2,127,562
Ohio		– 0	–		18,522,643		3,101,013		21,623,656
Oklahoma		– 0	–		– 0	–	1,366,079		1,366,079
Oregon		– 0	–		– 0	–	696,605		696,605
Pennsylvania		– 0	–		18,423,224		1,211,047		19,634,271
Rhode Island		– 0	–		– 0	–	3,618,909		3,618,909
South Carolina		– 0	–		426,672		2,019,570		2,446,242
Tennessee		– 0	–		5,267,997		1,846,634		7,114,631
Texas		– 0	–		19,042,116		11,291,812		30,333,928
Utah		– 0	–		112,107		345,699		457,806
Vermont		– 0	–		– 0	–	204,820		204,820
Virginia		– 0	–		11,747,081		3,038,749		14,785,830
Washington		– 0	–		5,974,581		8,529,322		14,503,903
Wisconsin		– 0	–		4,627,714		1,021,370		5,649,084
Other		– 0	–		57,136,980		– 0	–	57,136,980
Short-Term Municipal Notes		– 0	–		24,500,000		– 0	–	24,500,000
Short-Term Investments		13,090,639			– 0	–	– 0	–	13,090,639

Total Investments in Securities		13,090,639			372,746,163		96,703,872		482,540,674
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–		182,881		– 0	–	182,881	#
Liabilities		– 0	–		– 0	–	– 0	–	– 0	–

Total+		$13,090,639			$372,929,044		$96,703,872		$482,723,555

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	37

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 4/30/14	$77,665,952		$77,665,952
Accrued discounts/(premiums)	(4,100)		(4,100)
Realized gain (loss)	103,392		103,392
Change in unrealized appreciation/depreciation	5,026,930		5,026,930
Purchases	15,904,438		15,904,438
Sales	(1,992,740)		(1,992,740)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/14	$96,703,872		$96,703,872

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*	$5,026,869		$5,026,869

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio’s) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	39

Notes to Financial Statements

Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2014 is as follows:

Market Value April 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ 8,443	$106,679	$102,031	$13,091	$4

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$87,657,618		$34,911,202
U.S. government securities	– 0	–	– 0	–

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$25,864,593
Gross unrealized depreciation	(2,313,981)

Net unrealized appreciation	$23,550,612

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	41

Notes to Financial Statements

between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the six months ended October 31, 2014, the Portfolio had no transactions in written options.

During the six months ended October 31, 2014, the Portfolio held purchased options for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearing house exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	43

Notes to Financial Statements

(“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2014, the Portfolio held credit default swaps for hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$182,881	*

Total		$182,881

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	45

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$90,700	$(103,543)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	103,103	182,881

Total		$193,803	$79,338

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2014:

Purchased Options:
Average monthly cost	$3,500,000	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$7,499,500	(b)

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$26,759	$	– 0	–	$	– 0	–	$	– 0	–	$26,759
Morgan Stanley & Co., LLC *	445		– 0	–		– 0	–		– 0	–	445

Total	$27,204	$	– 0	–	$	– 0	–	$	– 0	–	$27,204

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014

Class A
Shares sold	11,412,447	31,461,205	$124,230,831	$321,686,866

Shares redeemed	(3,805,138)	(13,878,157)	(41,439,564)	(138,652,582)

Net increase	7,607,309	17,583,048	$82,791,267	$183,034,284

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	47

Notes to Financial Statements

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risk—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	49

Notes to Financial Statements

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2015 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$113,917	$288,117
Long-term capital gains	27,570	– 0	–

Total taxable distributions	141,487	288,117
Tax exempt income	13,640,346	3,624,060

Total distributions paid	$13,781,833	$3,912,177

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,777,228
Undistributed net capital gain	(6,359,957	)(a)
Unrealized appreciation/(depreciation)	3,635,496	(b)

Total accumulated earnings/(deficit)	$(947,233	)(c)

(a)	As of April 30, 2014, the Portfolio had a net capital loss carryforward of $6,359,957.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2014, the Portfolio had a net short-term capital loss carryforward of $6,097,644 and a net long-term capital loss carryforward of $262,313 which may be carried forward for an indefinite period.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At October 31, 2014, the amount of the Fund’s Floating Rate Notes outstanding was $5,545,000 and the related interest rate was 0.06% to 0.17%.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	51

Notes to Financial Statements

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30,	September 1, 2010(a) to April 30, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.64	$ 11.22	$ 10.50	$ 9.24	$ 10.00

Income From Investment Operations
Net investment income(b)	.27	.52	.47	.59	.32
Net realized and unrealized gain (loss) on investment transactions	.43	(.59)	.77	†	1.27	(.77)

Net increase (decrease) in net asset value from operations	.70	(.07)	1.24	1.86	(.45)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.51)	(.52)	(.60)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.51)	(.52)	(.60)	(.31)

Net asset value, end of period	$ 11.07	$ 10.64	$ 11.22	$ 10.50	$ 9.24

Total Return
Total investment return based on net asset value(d)	6.58%	(.28)%	11.98%	20.74%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$481,316	$381,668	$205,258	$17,606	$9,419
Ratio to average net assets of:
Expenses(e)	.07	%^	.01%	.03%	.05%	.02	%^
Net investment income	4.78	%^	5.03%	4.41%	6.06%	5.03	%^
Portfolio turnover rate	9%	34%	7%	17%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	53

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert “Guy” B. Davidson III(2), Vice President Wayne D. Godlin(2), Vice President	Terrance T. Hults(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	55

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2014 are set forth below:

Portfolio	9/30/14 Net Assets ($MM)
Municipal Income Shares	$459.0

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service

3	Jones v. Harris at 1427.
4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Municipal Income Shares.

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	57

companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2013, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Portfolio’s peers. The Portfolio’s EG peers includes two BBB-rated Corporate Debt Funds (“BBB”), three Multi-Sector Income Fund (“MSI”), one Short-Intermediate Investment Grade Debt Fund (“SII”), three General Bond Funds (“GB”), two Core Bond Funds (“IID”), one General & Insured Municipal Debt Fund (“GM”), one Inflation-Protected Bond Fund (“IUT”), two Global Income Funds (“GLI”) and one Intermediate Municipal Debt Fund (“IMD”). The Portfolio is classified by Lipper as a High Yield Municipal Debt Fund (“HM”).

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	59

the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 and 3 year gross performance returns and rankings of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2014:

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares
1 Year	12.99	10.76	2/12
3 Year	9.18	8.19	1/11

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Income	12.97	9.14	7.45	6.85	1.29	3
Shares
Barclays Capital	7.27	5.06	4.10	3.85	1.26	3
Municipal Bond Index
Inception Date: September 1, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	63

NOTES

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	65

NOTES

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	67

NOTES

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0152-1014

SEMI-ANNUAL REPORT

AllianceBernstein

Taxable Multi-Sector Income Shares

October 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 9, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Taxable Multi-Sector Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2014. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non-U.S. Government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-U.S. dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	1

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Aggregate ex-Government Bond Index, for the six- and 12-month periods ended October 31, 2014.

The Fund underperformed its benchmark for both periods; a shorter-than-benchmark duration positioning was the primary detractor. For the six-month period, an underweight to agency mortgages, exposure to inflation-protected securities and an overweight to investment-grade corporates also detracted from returns. Security selection within corporates, specifically shorter-maturity corporates which outperformed longer-maturity corporates in the benchmark contributed to returns. For the 12-month period, shorter-maturity corporates detracted, as longer-maturity corporates held within the benchmark outperformed. An allocation to U.S. Treasuries and inflation-protected securities also detracted for the 12-month period, while an overweight to the corporate sector and exposure to agency mortgages contributed.

During both periods, derivatives in the form of Treasury futures were utilized to manage duration and yield curve positioning, and credit default swaps were utilized for investment purposes, which had an immaterial impact on performance.

Market Review and Investment Strategy

Markets remained heavily focused on the direction of interest rates, central bank monetary policy and global growth during the six-month period. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on yields.

Contrary to investors’ expectations, interest rates continued to decline toward the end of the six-month period as investors became increasingly wary regarding global growth, particularly in Europe and China. Against this backdrop, fixed-income sectors continued to post positive returns, and benefited from the low-yield environment. Within the corporate space, increased volatility in the second half of the six-month period led longer-maturity corporates to underperform shorter maturity corporates on an excess return basis. Within the corporate universe, subordinated banks outperformed, as did communications and utility sectors.

Corporate valuations, in the view of the Core Fixed-Income Team (the “Team”), are generally fair, and fundamentals remain solid. But at this stage in the credit cycle, with mergers and acquisitions on the rise, careful security selection and diversification remain important safeguards against idiosyncratic risk. Unlike industrial companies, financial firms continue to deleverage and, in the Team’s view, remain an attractive opportunity. The Fund remains overweight financials (banks and insurance) and the Team still sees better value in subordinated issues over senior debt.

2	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate ex-Government Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Aggregate ex-Government Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Taxable Multi-Sector Income Shares	0.42%	1.47%

Barclays U.S. Aggregate ex-Government Bond Index	2.54%	5.04%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
NAV Returns

1 Year	1.47%
Since Inception*	2.78%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns

1 Year	1.52%
Since Inception*	2.77%

The Fund’s current prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	5

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,004.20	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

6	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

OCTOBER 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $145.7

*	All data are as of October 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 57.8%
Industrial – 32.5%
Basic – 4.1%
BHP Billiton Finance USA Ltd. 1.875%, 11/21/16	$1,175	$1,198,028
Dow Chemical Co. (The) 2.50%, 2/15/16	1,175	1,199,500
Ecolab, Inc. 3.00%, 12/08/16	1,145	1,188,520
Glencore Funding LLC 1.70%, 5/27/16(a)	1,200	1,207,851
Monsanto Co. 0.437%, 11/07/16(b)	130	129,896
PPG Industries, Inc. 6.65%, 3/15/18	330	380,228
Rio Tinto Finance USA PLC 1.375%, 6/17/16	625	629,699

		5,933,722

Capital Goods – 2.0%
Caterpillar Financial Services Corp. Series G 2.05%, 8/01/16	1,180	1,206,959
John Deere Capital Corp. 0.75%, 1/22/16	435	436,049
1.125%, 6/12/17	700	698,238
Republic Services, Inc. 3.80%, 5/15/18	555	590,060

		2,931,306

Communications - Media – 4.1%
CBS Corp. 1.95%, 7/01/17	555	562,585
Cox Communications, Inc. 5.50%, 10/01/15	1,230	1,284,166
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 2.40%, 3/15/17	1,065	1,090,806
NBCUniversal Enterprise, Inc. 0.768%, 4/15/16(a)(b)	270	271,134
NBCUniversal Media LLC 3.65%, 4/30/15	755	766,885
Time Warner Cable, Inc. 5.85%, 5/01/17	890	983,577
Time Warner, Inc. 3.15%, 7/15/15	985	1,002,616

		5,961,769

Communications - Telecommunications – 2.7%
AT&T, Inc. 1.40%, 12/01/17	1,035	1,031,795

8	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

British Telecommunications PLC 1.625%, 6/28/16	$990	$1,000,482
Deutsche Telekom International Finance BV 2.25%, 3/06/17(a)	1,170	1,195,391
Verizon Communications, Inc. 2.00%, 11/01/16	680	692,003

		3,919,671

Consumer Cyclical - Automotive – 1.2%
Ford Motor Credit Co. LLC 3.00%, 6/12/17	1,155	1,190,867
Volkswagen International Finance NV 1.125%, 11/18/16(a)	600	601,142

		1,792,009

Consumer Cyclical - Retailers – 2.1%
CVS Health Corp. 3.25%, 5/18/15	1,165	1,182,086
Kohl’s Corp. 6.25%, 12/15/17	1,000	1,128,245
Walgreen Co. 1.00%, 3/13/15	790	791,244

		3,101,575

Consumer Non-Cyclical – 8.8%
AbbVie, Inc. 1.75%, 11/06/17	1,195	1,198,366
Actavis Funding SCS 1.30%, 6/15/17(a)	1,150	1,132,434
Allergan, Inc./United States 1.35%, 3/15/18	401	386,229
Altria Group, Inc. 4.125%, 9/11/15	955	983,283
Amgen, Inc. 2.125%, 5/15/17	1,175	1,198,336
Anheuser-Busch InBev Finance, Inc. 0.80%, 1/15/16	1,205	1,207,070
Bayer US Finance LLC 1.50%, 10/06/17(a)	1,250	1,254,509
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	560	583,192
Express Scripts Holding Co. 2.65%, 2/15/17	1,225	1,260,215
Kraft Foods Group, Inc. 1.625%, 6/04/15	1,085	1,091,653
Kroger Co. (The) 3.90%, 10/01/15	1,135	1,166,831
Thermo Fisher Scientific, Inc. 3.20%, 5/01/15-3/01/16	1,235	1,258,393
Whirlpool Corp. 1.35%, 3/01/17	138	137,599

		12,858,110

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 3.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	$1,025	$1,113,824
Enterprise Products Operating LLC 3.20%, 2/01/16	764	786,310
Series L 6.30%, 9/15/17	215	244,613
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	501	516,164
Marathon Petroleum Corp. 3.50%, 3/01/16	959	989,822
Transocean, Inc. 4.95%, 11/15/15	1,240	1,286,301
Williams Partners LP 3.80%, 2/15/15	570	574,700

		5,511,734

Technology – 3.7%
Apple, Inc. 1.05%, 5/05/17	1,030	1,029,912
Cisco Systems, Inc. 0.514%, 3/03/17(b)	1,210	1,211,398
Hewlett-Packard Co. 2.65%, 6/01/16	1,050	1,075,871
Kla-tencor Corp. 2.375%, 11/01/17	1,500	1,507,290
Xerox Corp. 2.95%, 3/15/17	510	527,707

		5,352,178

		47,362,074

Financial Institutions – 23.7%
Banking – 18.6%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	805	841,608
ABN AMRO Bank NV 1.375%, 1/22/16(a)	750	755,212
American Express Credit Corp. 1.55%, 9/22/17	1,357	1,361,059
Bank of America Corp. 1.25%, 1/11/16	1,605	1,612,250
Barclays Bank PLC 3.90%, 4/07/15	805	816,614
BB&T Corp. 2.05%, 6/19/18	595	599,224
Branch Banking & Trust Co. 1.35%, 10/01/17	710	708,209
Capital One Bank USA NA 1.15%, 11/21/16	1,045	1,043,589

10	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 1.30%, 4/01/16	$1,015	$1,019,588
1.35%, 3/10/17	335	334,990
Fifth Third Bancorp 3.625%, 1/25/16	515	532,301
Goldman Sachs Group, Inc. (The) 1.60%, 11/23/15	1,010	1,017,951
Huntington National Bank (The) 1.30%, 11/20/16	1,200	1,202,242
ING Bank NV 1.375%, 3/07/16(a)	910	916,520
JPMorgan Chase & Co. 0.754%, 2/15/17(b)	1,025	1,028,015
3.15%, 7/05/16	1,125	1,163,631
Lloyds Bank PLC 4.875%, 1/21/16	1,120	1,175,828
Manufacturers & Traders Trust Co. 1.45%, 3/07/18	565	559,881
Mizuho Bank Ltd. 0.659%, 4/16/17(a)(b)	1,000	999,501
1.70%, 9/25/17(a)	300	300,263
Morgan Stanley 1.75%, 2/25/16	1,260	1,271,314
PNC Bank NA 1.50%, 10/18/17	1,350	1,352,575
Royal Bank of Canada 0.561%, 1/23/17(b)	1,615	1,619,301
Royal Bank of Scotland Group PLC 2.55%, 9/18/15	1,174	1,190,773
SunTrust Banks, Inc. 3.60%, 4/15/16	1,140	1,184,819
US Bancorp/MN 0.724%, 11/15/18(b)	130	130,984
US Bank, NA/Cincinnati OH 1.375%, 9/11/17	1,200	1,202,161
Wells Fargo & Co. 1.15%, 6/02/17	1,100	1,096,569

		27,036,972

Insurance – 3.9%
American International Group, Inc. 5.45%, 5/18/17	1,000	1,099,942
Cigna Corp. 2.75%, 11/15/16	1,230	1,269,701
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15	1,155	1,170,703
New York Life Global Funding 0.80%, 2/12/16(a)	1,205	1,208,849
Prudential Financial, Inc. 4.75%, 9/17/15	945	977,583

		5,726,778

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

REITS – 1.2%
HCP, Inc. 3.75%, 2/01/16	$763	$790,058
Health Care REIT, Inc. 3.625%, 3/15/16	757	784,049
4.70%, 9/15/17	215	233,738

		1,807,845

		34,571,595

Utility – 1.6%
Electric – 1.6%
Constellation Energy Group, Inc. 4.55%, 6/15/15	1,040	1,063,463
Dominion Resources, Inc./VA 1.95%, 8/15/16	1,250	1,269,306

		2,332,769

Total Corporates - Investment Grade (cost $84,222,010)		84,266,438

INFLATION-LINKED SECURITIES – 14.4%
United States – 14.4%
U.S. Treasury Inflation Index 0.125%, 4/15/17 (TIPS) (cost $21,126,365)	20,630	20,952,782

ASSET-BACKED SECURITIES – 10.5%
Credit Cards - Floating Rate – 4.1%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.493%, 3/16/20(b)	1,000	1,000,000
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 0.633%, 6/15/20(a)(b)	1,000	1,006,883
Chase Issuance Trust Series 2012-A2, Class A2 0.423%, 5/15/19(b)	1,000	1,002,646
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.582%, 9/10/20(b)	1,000	1,004,093
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.583%, 7/15/21(b)	1,000	999,412
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.533%, 12/15/19(b)	1,000	1,001,800

		6,014,834

Autos - Fixed Rate – 4.0%
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)	921	921,325

12	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	$839	$835,056
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19	1,000	1,000,671
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19	1,000	1,001,921
Hertz Vehicle Financing LLC Series 2010-1A, Class A2 3.74%, 2/25/17(a)	1,000	1,031,649
Mercedes-Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16	1,004	1,003,997

		5,794,619

Autos - Floating Rate – 1.4%
GE Dealer Floorplan Master Note Trust Series 2012-4, Class A 0.597%, 10/20/17(b)	1,000	1,001,055
Santander Drive Auto Receivables Trust Series 2014-2, Class A2B 0.473%, 7/17/17(b)	1,000	999,568

		2,000,623

Credit Cards - Fixed Rate – 1.0%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	560	560,896
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21	1,000	996,202

		1,557,098

Total Asset-Backed Securities (cost $15,369,640)		15,367,174

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.7%
Non-Agency Fixed Rate CMBS – 7.7%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	1,000	1,034,889
Commercial Mortgage Pass Through Certificates Series 2013-CR10, Class A2 2.972%, 8/10/46	1,050	1,088,489
Series 2014-LC15, Class A2 2.84%, 4/10/47	790	812,924
Commercial Mortgage Pass-Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46	1,000	1,012,284

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2014-GC20, Class A2 3.002%, 4/10/47	$1,000	$1,036,485
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	1,000	1,026,912
Series 2013-C16, Class A2 3.07%, 12/15/46	1,000	1,039,582
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45	1,000	1,036,685
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A2 3.085%, 8/15/46	1,000	1,041,727
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45	1,000	1,045,548
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	1,000	1,046,933

		11,222,458

Non-Agency Floating Rate CMBS – 1.0%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.073%, 6/15/29(a)(b)	1,000	998,457
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.207%, 4/15/32(a)(b)	425	424,500

		1,422,957

Total Commercial Mortgage-Backed Securities (cost $12,663,599)		12,645,415

GOVERNMENTS - TREASURIES – 5.5%
United States – 5.5%
U.S. Treasury Notes 0.875%, 7/15/17 (cost $7,926,182)	7,950	7,961,798

	Shares
SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c)(d) (cost $2,259,153)	2,259,153	2,259,153

Total Investments – 98.5% (cost $143,566,949)		143,452,760
Other assets less liabilities – 1.5%		2,251,554

Net Assets – 100.0%		$145,704,314

14	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(CME):
CDX-NAIG Series 22, 5 Year Index, 06/20/2019*	1.00%	0.56%	$20,000	$418,212	$112,805
CDX-NAIG Series 22, 5 Year Index, 06/20/2019*	1.00	0.56	3,250	67,960	18,727
CDX-NAIG Series 22, 5 Year Index, 06/20/2019*	1.00	0.56	2,500	52,277	11,024
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAIG Series 23, 5 Year Index, 12/20/2019*	1.00	0.64	2,500	47,208	18,042

				$585,657	$160,598

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $14,225,620 or 9.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

INTRCONX – Inter-Continental Exchange

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $141,307,796)	$141,193,607
Affiliated issuers (cost $2,259,153)	2,259,153
Cash	581
Due from broker	486,517 (a)
Receivable for shares of beneficial interest sold	2,871,160
Interest and dividend receivable	601,603
Receivable for variation margin on exchange-traded derivatives	22,202

Total assets	147,434,823

Liabilities
Payable for investment securities purchased	1,503,140
Payable for shares of beneficial interest redeemed	134,229
Dividends payable	93,140

Total liabilities	1,730,509

Net Assets	$145,704,314

Composition of Net Assets
Shares of beneficial interest, at par	$146
Additional paid-in capital	146,289,747
Distributions in excess of net investment income	(172,791)
Accumulated net realized loss on investment transactions	(459,197)
Net unrealized appreciation on investments	46,409

$145,704,314

Net Asset Value Per Share – unlimited shares of beneficial interest authorized, $.00001 par value (based on 14,624,008 common shares outstanding)	$9.96

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2014 (unaudited)

Investment Income
Interest	$570,720
Dividends—Affiliated issuers	488

Total investment income		$571,208

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		35,357
Swaps		73,943
Net change in unrealized appreciation/depreciation of:
Investments		(201,978)
Swaps		127,032

Net gain on investment transactions		34,354

Net Increase in Net Assets from Operations		$605,562

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$571,208	$568,928
Net realized gain (loss) on investment transactions	109,300	(499,799)
Net change in unrealized appreciation/depreciation of investments	(74,946)	82,010

Net increase in net assets from operations	605,562	151,139
Dividends to Shareholders from
Net investment income	(655,025)	(634,567)
Transactions in Shares of Beneficial Interest
Net increase	40,595,969	37,849,966

Total increase	40,546,506	37,366,538
Net Assets
Beginning of period	105,157,808	67,791,270

End of period (including distributions in excess of net investment income of ($172,791) and ($88,974), respectively)	$145,704,314	$105,157,808

18	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares and AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AllianceBernstein Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options);

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	19

Notes to Financial Statements

open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

20	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	21

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$84,266,438		$	– 0	–	$84,266,438
Inflation-Linked Securities		– 0	–	20,952,782			– 0	–	20,952,782
Asset-Backed Securities		– 0	–	15,367,174			– 0	–	15,367,174
Commercial Mortgage-Backed Securities		– 0	–	12,645,415			– 0	–	12,645,415
Governments – Treasuries		– 0	–	7,961,798			– 0	–	7,961,798
Short-Term Investments		2,259,153		– 0	–		– 0	–	2,259,153

Total Investments in Securities		2,259,153		141,193,607			– 0	–	143,452,760
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	160,598			– 0	–	160,598	#
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total^		$2,259,153		$141,354,205		$	– 0	–	$143,613,358

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the

22	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio’s) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	23

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2014 is as follows:

Market Value April 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$3,564	$40,340	$41,645	$2,259	$	– 0 –	(a)

(a)	Amount is less than $500.

24	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended October 31, 2014 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$35,383,395	$1,006,994
U.S. government securities	39,235,301	25,172,983

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$195,428
Gross unrealized depreciation	(309,617)

Net unrealized depreciation	$(114,189)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	25

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the

26	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2014, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	27

Notes to Financial Statements

payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$160,598	*

Total		$160,598

28	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$73,943	$127,032

Total		$73,943	$127,032

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2014:

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$23,892,857

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$22,202	$	– 0	–	$	– 0	–	$	– 0	–	$22,202

Total	$22,202	$	– 0	–	$	– 0	–	$	– 0	–	$22,202

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	29

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (unaudited)	Year Ended April 30, 2014

Class A
Shares sold	4,997,880	13,235,304	$49,829,254	$131,658,197

Shares redeemed	(926,040)	(9,483,472)	(9,233,285)	(93,808,231)

Net increase	4,071,840	3,751,832	$40,595,969	$37,849,966

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

30	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$634,567		$421,184
Net long-term capital gains	– 0	–	179,359

Total taxable distributions paid	$634,567		$600,543

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$365,898
Accumulated capital and other losses	(545,363	)(a)
Unrealized appreciation/(depreciation)	(274,365	)(b)

Total accumulated earnings/(deficit)	$(453,830	)(c)

(a)	As of April 30, 2014, the Portfolio had a net capital loss carryforward of $542,101. As of that date, the cumulative deferred loss on straddles was $3,262.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2014, the Portfolio had a net short-term capital loss carryforward of $542,101 which may be carried forward for an indefinite period.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2014		Year Ended April 30,					September 15, 2010(a) to April 30, 2011
			2014		2013	2012

Net asset value, beginning of period	$ 9.97		$ 9.97		$ 10.17	$ 10.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.05		.10		.10	.32		.24
Net realized and unrealized gain (loss) on investment transactions	(.01	)†	.02	†	.15 †	.08		.09

Net increase in net asset value from operations	.04		.12		.25	.40		.33

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.12)		(.14)	(.32)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	– 0	–	– 0	–

Total dividends and distributions	(.05)		(.12)		(.45)	(.32)		(.24)

Net asset value, end of period	$ 9.96		$ 9.97		$ 9.97	$ 10.17		$ 10.09

Total Return
Total investment return based on net asset value(c)	.42%		1.22%		2.47%	4.05%		3.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145,704		$105,158		$67,791	$10,174		$10,124
Ratio to average net assets of:
Net investment income	.89	%^	1.04%		1.05%	3.17%		3.79	%^
Portfolio turnover rate	22%		150%		66%	156%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(2),
Senior Vice President

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Shawn E. Keegan(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	33

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.”

34	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio is designed as a component of an institutional fixed-income mandate, Core Plus (“Core Plus SMA”), for SMA clients. Core Plus SMA is modeled on the Adviser’s U.S. Strategic Core Plus investment mandate. Core Plus SMA uses a 60% allocation to direct investments in individual U.S. Government/U.S. agency securities, including pass-thru agency mortgage-backed securities, or cash investments, complemented by a 40% allocation to the Portfolio in order to achieve the approximate exposures of the U.S. Strategic Core Plus investment mandate. The Portfolio’s role as a component of Core Plus SMA calls for the Portfolio to utilize leverage in certain circumstances.

The Portfolio’s net assets on September 30, 2014 are set forth below:

Portfolio	9/30/14 Net Assets ($MM)
Taxable Multi-Sector Income Shares	$ 138.4

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Taxable Multi-Sector Income Shares.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	35

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

36	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2014 net assets.6

Portfolio	Net Assets 9/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$138.4	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.265%	0.000%

The Adviser manages AllianceBernstein Intermediate Bond Fund, Inc. (“Intermediate Bond Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.7 Set forth in the table below are the advisory fee schedule of the Intermediate Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi- Sector Income Shares	Intermediate Bond Fund, Inc.	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), which has a somewhat similar investment style as the Portfolio. Set forth in the table below are SCB II’s advisory fee schedule and what would have been the effective fee of the Portfolio had SCB II’s advisory fee schedule been applicable to the Portfolio based on September 30, 2014 net assets:8

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The advisory fee schedule of AllianceBernstein Intermediate Bond Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

8	Although a part of the AllianceBernstein Mutual Funds, SCB II’s advisory fee schedule was not affected by the Adviser’s settlement with the NYAG since its fee schedule had a lower breakpoint level ($1 billion) than the breakpoint level ($2.5 billion) of the High Income category of the NYAG related master schedule. The advisory fee schedule of the High Income category is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% thereafter.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	37

Portfolio	ABMF Fund	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio[9]	0.50% on 1st $1 billion 0.45% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a somewhat similar investment style as the Portfolio. Set forth below are Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Taxable Multi- Sector Income Shares	Intermediate Duration Portfolio[10]	0.50% on 1st $1 billion 0.45% on next $ 2 billion 0.40% on next $ 2 billion 0.35% on next $ 2 billion 0.30% thereafter	0.500%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Portfolio.11 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee
Taxable Multi- Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

9	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee.

10	Sanford C. Bernstein Fund – Intermediate Duration Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fees by at least five basis points.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

38	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Taxable Multi-Sector Income Shares	AB Multi-Sector Bond Open (Hedged/Unhedged)	0.40%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee
Taxable Multi-Sector Income Shares	Client #1[12]	0.29% on first $100 million 0.20% thereafter	0.265%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such a fee due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

12	This is the fee schedule of a fund managed for an affiliate of the Adviser.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	39

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.13 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.14,15

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG peers includes two other Core Bond Funds (“IID”), two BBB-rated Corporate Debt Funds (“BBB”), three Multi-Sector Income Fund (“MSI”), one Short-Intermediate Investment Grade Debt Fund (“SII”), three General Bond Funds (“GB”), one General & Insured Municipal Debt Fund (“GM”), one Inflation-Protected Bond Fund (“IUT”), two Global Income Funds (“GLI”) and one Intermediate Municipal Debt Fund (“IMD”).

15

“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

40	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2013, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	41

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)19 for the period ended July 31, 2014:

Taxable Multi-Sector Income Shares	Portfolio Return (%)	PU Median (%)	PU Rank
1 Year	1.89	6.83	22/22
3 Year	2.05	5.72	19/19

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

42	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Taxable Multi-Sector	1.89	2.05	2.90	1.88	1.03	3
Income Shares
Barclays Capital US Aggregate ex Govt. Index	5.29	3.58	3.95	2.81	1.24	3
Inception Date: September 15, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

20	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

21	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	43

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

44	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Alliancebernstein Family of Funds

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0152-1014

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 19, 2014